Exhibit 10.7

EXECUTION VERSION

AMENDMENT NO. 5 TO

AMENDED AND RESTATED PURCHASE AGREEMENT

This AMENDMENT NO. 5 TO AMENDED AND RESTATED PURCHASE AGREEMENT (this “Amendment”), dated as of July 16, 2012, amends that certain Amended and Restated Purchase Agreement, dated as of February 27, 2012, by and among the Purchasers and the Sellers named therein and Walter C. Bowen (“Bowen”) (for purposes of Sections 4.12, 4.17 and 6.10 and Article XI of the Agreement only) (as previously amended by Amendment No. 1, dated as of March 30, 2012, Amendment No. 2, dated as of April 11, 2012, Amendment No. 3 dated as of April 27, 2012, Amendment No. 4 dated as of June 14, 2012, and as amended hereby, the “Agreement”). The Purchasers, the Sellers and Bowen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, the Parties have reviewed the Agreement, including the exhibits thereto, and desire to acknowledge and clarify its original intent and/or otherwise amend the Agreement by entering into this Amendment on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Interpretation. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

2. Closing. The first sentence in Section 1.2 of the Agreement is hereby amended and restated as follows:

Unless this Agreement shall have been terminated pursuant to Article X, the closing hereunder (the “Closing“) shall occur on July 18, 2012 or July 19, 2012 at the sole election of the Purchasers (the “Closing Deadline Date”), so long as Purchasers deliver notice of such election to the Sellers and their counsel at the email addresses set forth in Exhibit 1.8 at or prior to 9:00 a.m. (PDT) on July 17, 2012, provided, if no notice is delivered by such time the Closing Deadline Date shall be extended to July 20, 2012.

3. Indemnification. The Sellers shall indemnify the Purchasers from any Purchaser Indemnified Losses in connection with the compliance by the Purchasers of obligations imposed upon Purchasers by the Arizona Department of Health Services in connection with the Enforcement Meeting Agreement Form to be executed by the Sellers. Such indemnification obligation of the Sellers shall not be subject to the Seller Basket.

4. Entire Agreement; Full Force and Effect. This Amendment and (subject to the amendment in this Amendment) the Agreement (together with the

Disclosure Letter (as amended and restated) and the exhibits and other documents delivered pursuant thereto) and the Confidentiality Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and shall supersede all previous negotiations, commitments, agreements and understandings (both oral and written) with respect to such subject matter. Except as amended or modified hereby, each term and provision of the Agreement is hereby ratified and confirmed and will and does remain in full force and effect. No provision of this Amendment shall be construed as a waiver of any right of any Party except as expressly set forth in this Amendment.

5. Counterparts. This Amendment may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:

[Regent Court]	Regent/Corvallis, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Desert Flower]	Desert Flower LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Managing Member

[Sun Oak]	BPM/Citrus Heights Limited Partnership, an Oregon limited partnership

By: Hambledon Investments, LLC, an Oregon limited liability company, its General Partner

By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

Signature Page to Amendment No. 5

[Sunshine Villa]	Cornell Springs Partners, an Oregon joint venture, co-tenant

	By:	Cornell Springs Apartments Limited Partners, an Oregon limited partnership, a joint venturer

		By:	/s/ Walter C. Bowen
Walter C. Bowen, General Partner

	By:	BDC/Santa Cruz, LLC, a joint venturer

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

Regent/Eugene, LLC, an Oregon limited liability company, co-tenant

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Canyon Creek]	Regent/Salt Lake, LLC, an Oregon limited liability company

By: Hambledon Investments, LLC, an Oregon limited liability company

		By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Sheldon Park]	Regent/Eugene, LLC, an Oregon limited liability company, co-tenant

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

Signature Page to Amendment No. 5

[Willow Park]	Regent/Boise, LLC, an Oregon limited liability company

	By:	/s/ Walter C. Bowen
Walter C. Bowen, Manager

[Orchard Park]	RAL/Clovis, Inc., an Oregon corporation

	By:	/s/ Walter C. Bowen
Walter C. Bowen, CEO

Signature Page to Amendment No. 5

PURCHASERS:

B Healthcare Properties LLC, a Delaware limited liability company

By:	/s/ Andrew White

Signature Page to Amendment No. 5

/s/ Walter C. Bowen
Walter C. Bowen

Signature Page to Amendment No. 5